SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 12, 2003
                                                -------------------------


                       Chase Mortgage Finance Corporation
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                    (Exact name of registrant as specified in
its charter)



Delaware                                 333-99451                  52-1495132
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street,  Edison,  New Jersey                          08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ---------------------------


                                 Not applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

            Attached as an exhibit is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Securities LLC in connection with the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S6.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99) Collateral Term Sheet prepared by UBS Securities LLC in connection with the Chase
                                                Mortgage Finance Corporation,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-S6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION



      June 16, 2003
                                   By:  /s/  Eileen Lindblom
                                      -----------------------------------
                                      Eileen Lindblom
                                      Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

(99)              Collateral Term Sheet prepared            (E)
                  by UBS Securities LLC in connection
                  with the Chase Mortgage Finance
                  Corporation, Multi-Class Mortgage Pass-
                  Through Certificates, Series 2003-S6.